Exhibit 10.1

This A D D E N D U M is made this 19th  day of August 2016.

BETWEEN :-

(1)
NEW ASIA HOLDINGS INC , a corporation registered in the United States of America and listed on US OTCQB market, Symbol NAHD, and having its registered office at 60 Paya Lebar Road #12-08 Paya Lebar Square Singapore 409051 (the " Purchaser ") .

re

(2)	ANTHONY NG ZI QIN (Singapore NRIC No. ) of 102 Gerald Drive, #04-75 Seletar Springs Condominium, Singapore 798593 (the " Vendor ").
.

THIS ADDENDUM is supplemental to the written Sale and Purchase Agreement dated 25 th August 2015 entered into between the Purchaser and the Vendor (" Agreement ").

THE PARTIES HEREBY AGREE AS FOLLOWS :-

1. Variation

1.1	By mutual agreement, the Parties hereby extend the stipulated timeline under Clause 3.3 of the Agreement by one (1) year to the second anniversary date of the Agreement.

1.2	As such, all references to the 'first anniversary date of this Agreement' at Clause 3.3 of the Agreement shall be varied and changed to 'second anniversary date of this Agreement'.

2.   Incorporation

2.1
This Addendum shall be construed as one with the Agreement. Accordingly, the term "Agreement" and other relevant terms as used in the Agreement and all other instruments and agreements executed thereunder or pursuant thereto shall for all purposes refer to the Agreement as amended, varied and supplemented by this Addendum.

2.2
Except to the extent each is expressly amended by the terms of this Addendum, the Agreement and all other instruments and agreements executed thereunder or pursuant thereto shall remain in full force and effect.

3. Governing Law

   This Addendum shall be governed by and construed in accordance with the laws of Singapore.

I N   W I T N E S S   W H E R E O F    this Addendum has been entered into by the parties hereto and shall be effective on the day and year first above written.

THE PURCHASER:

Signed by

Lin Kok Peng                                                                                           /s/ Lin Kok Peng
for and on behalf of

NEW ASIA HOLDINGS INC

in the presence of:

/s/ Jose A Capote

Name:
NRIC / Passport No:

THE VENDOR:

Signed by

ANTHONY NG ZI QIN                                                                          /s/ Anthony Ng Zi Qin

in the presence of:

/s/ Jose A Capote

Name:
NRIC / Passport No: